UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

ENTRUSTPERMAL

ALTERNATIVE SELECT VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to provide investors with long term capital appreciation.

Portfolio name change

Prior to July 22, 2016, the Portfolio was known as Permal Alternative Select VIT Portfolio. There was no change in the Portfolio’s investment objective, policies and strategy as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of EnTrustPermal Alternative Select VIT Portfolio for the six-month reporting period ended June 30, 2016. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

Special shareholder notice

On January 22, 2016, certain affiliates of Legg Mason, Inc. (“Legg Mason”) entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal Asset Management LLC (“Permal”), the Portfolio’s investment manager was a member, and EnTrust (the “Combination”). On May 2, 2016, the Portfolio announced that the Combination of the businesses of The Permal Group and EnTrust became effective.

As a result of the Combination, a new combined entity, EnTrustPermal LLC, was formed with Legg Mason owning 65% and Mr. Hymowitz and entities controlled by him owning 35%. The name of Permal was changed to EnTrustPermal Management LLC (“EnTrustPermal”), and it is a subsidiary of EnTrustPermal LLC, a new holding company.

The Combination resulted in a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940, thereby triggering the automatic termination provisions in the current management agreement between the Legg Mason Partners Variable Equity Trust (the “Trust”) and Permal and the subadvisory and trading agreements between Permal and the subadvisers and trading advisor, respectively, and each such agreement was terminated.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 3, 2016, in anticipation of the Combination, the Board approved a new management agreement with

II	EnTrustPermal Alternative Select VIT Portfolio

EnTrustPermal (the “New Management Agreement”), which is identical to the current management agreement, including the compensation paid thereunder, except for the dates and the names of the parties.

A proxy statement further describing the Combination and the New Management Agreement and requesting that shareholders vote to approve the New Management Agreement was mailed to shareholders on or about April 6, 2016. The Board fixed the close of business of March 21, 2016 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting took place on May 20, 2016 at which shareholders approved the New Management Agreement between the Trust, on behalf of the Portfolio, and EnTrustPermal. The New Management Agreement became effective upon shareholder approval and supersedes an interim management agreement that went into effect with respect to the Portfolio on May 2, 2016, when the Combination became effective.

In addition, new subadvisory and trading agreements took effect on May 20, 2016. These agreements superseded the interim subadvisory and trading agreements that took effect on May 2, 2016.

Effective July 22, 2016, the Portfolio’s name changed from Permal Alternative Select VIT Portfolio to EnTrustPermal Alternative Select VIT Portfolio. For more information, please see the prospectus supplements dated May 2, 2016 and May 23, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

EnTrustPermal Alternative Select VIT Portfolio	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its July 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said, “The outcome of the UK [Brexit] vote, which surprised global financial markets, implies the materialization of an important downside risk for the world economy. As a result, the global outlook for 2016-17 has worsened, despite the better-than-expected performance in early 2016.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.6%, versus 1.7% in 2015. Japan’s economy is expected to expand 0.3% in 2016, down from 0.5% in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

IV	EnTrustPermal Alternative Select VIT Portfolio

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England (“BoE”)v kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. However, in the aftermath of the June 23, 2016 U.K. referendum to leave the European Union (“Brexit”), BoE’s Governor Carney said that further interest rate cuts would be needed. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market was volatile over the six months ended June 30, 2016. The market declined during the first two months of the reporting period. This weakness was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, uncertainties surrounding future Fed actions and several geopolitical issues. However, the market then rallied over the next three months of the period. Investor sentiment improved as U.S. economic data was generally positive, oil prices moved higher and the Fed reduced its expectations for rate hikes in 2016. The market then gyrated in June 2016. After initially rising, the market fell sharply in the immediate wake of Brexit. However, the market largely recouped those losses at the end of the month. All told, for the six months ended June 30, 2016, the S&P 500 Indexvi gained 3.84%.

EnTrustPermal Alternative Select VIT Portfolio	V

Investment commentary (cont’d)

Looking at the U.S. stock market more closely, mid-cap stocks, as measured by the Russell Midcap Indexvii, generated the strongest returns, as they gained 5.50% over the reporting period. In contrast, small-cap stocks generated the weakest results with the Russell 2000 Indexviii rising 2.22%, whereas large-cap stocks, as measured by the Russell 1000 Indexix, returned 3.74%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 1.14% and 6.29%, respectively, during the six months ended June 30, 2016.

Q. How did the international stock market perform during the reporting period?

A. International equities were also volatile during the reporting period. Developed market equities, as measured by the MSCI EAFE Indexxii, declined during the first two months of the period, rose over the next two months and then moved lower over the last two months. These fluctuations were partially driven by the uncertainties leading up to and following Brexit. All told, the MSCI EAFE Index declined 4.42% during the reporting period. Emerging market equities were not immune to the market’s gyrations. For the first five months of the reporting period, the MSCI Emerging Markets Indexxiii rose and fell in the same pattern as developed market equities. However, emerging market equities rallied in June 2016. For the six months ended June 30, 2016, the MSCI Emerging Markets Index gained 6.41%.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, Brexit and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexxiv, gained 5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended June 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, gained 9.06% for the six months ended June 30, 2016. The high-yield market was weak during the first month of the reporting period, due to falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply over the last four months of the reporting period. This turnaround occurred as oil prices rebounded and the Fed reduced its expectations for rate hikes in 2016.

VI	EnTrustPermal Alternative Select VIT Portfolio

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi gained 10.90% during the six months ended June 30, 2016. The asset class declined during the first month of the reporting period given concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. While there were periods of weakness, the asset class rallied sharply over the last five months of the reporting period as a whole. This turnaround was driven by rising oil prices, accommodative global monetary policy and solid investor demand.

Performance review

For the six months ended June 30, 2016, Class II shares of EnTrustPermal Alternative Select VIT Portfolio1 returned
-4.33%. The Portfolio’s unmanaged benchmarks, HFRX Global Hedge Fund Indexxvii and the Citigroup 3-Month U.S. Treasury Bill Indexxviii returned -0.83% and 0.12%, respectively, for the same period. The Lipper Variable Alternative Other Funds Category Average2 returned 3.27% over the same time frame.

Performance Snapshot as of June 30, 2016 (unaudited)
6 months
EnTrustPermal Alternative Select VIT Portfolio[1]:
Class II	-4.33%
HFRX Global Hedge Fund Index	-0.83%
Citigroup 3-Month U.S. Treasury Bill Index	0.12%
Lipper Variable Alternative Other Funds Category Average[2]	3.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2016, the gross total annual operating expense ratio for Class II shares was 4.77%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 101 funds in the Portfolio’s Lipper category.

EnTrustPermal Alternative Select VIT Portfolio	VII

Investment commentary (cont’d)

arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets will not exceed 2.70% for Class II shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

RISKS: The Portfolio’s investment strategies and portfolio investments differ from those of many other mutual funds. The manager and the subadvisers may devote significant portions of the Portfolio’s assets to pursuing investment opportunities or strategies including through the use of derivatives that may create a form of investment leverage in the Portfolio. This approach to investing may make the Portfolio a more volatile investment than other mutual funds and cause the Portfolio to perform less favorably than other mutual funds under similar market or other conditions.

The Portfolio utilizes alternative hedge strategies which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. The Portfolio, and the subadvised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Portfolio to magnified losses if the Portfolio’s investments decline in value. The Portfolio and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. The Portfolio, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Portfolio and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Portfolio or subadvised funds will be successful. Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default than higher-grade bonds. The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

VIII	EnTrustPermal Alternative Select VIT Portfolio

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The Bank of England (“BoE”), formally the Governor and Company of the Bank of England, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvii

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xviii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

EnTrustPermal Alternative Select VIT Portfolio	IX

Portfolio at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2016 and December 31, 2015 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Portfolio’s securities sold short as of June 30, 2016 and December 31, 2015 and does not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six months ended June 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class II	-4.33%	$1,000.00	$956.70	3.14%	$15.28	Class II	5.00%	$1,000.00	$1,009.25	3.14%	$15.69

[1]	For the six months ended June 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

2	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Consolidated schedule of investments (unaudited)

June 30, 2016

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Common Stocks — 34.5%
Consumer Discretionary — 6.8%
Auto Components — 3.8%
Cooper Tire & Rubber Co.	5,710	$170,272
GKN PLC	75,621	272,193	(a)
Goodyear Tire & Rubber Co.	16,238	416,667	(b)
Koito Manufacturing Co., Ltd.	5,100	233,408	(a)
NGK Spark Plug Co., Ltd.	16,700	251,276	(a)
Total Auto Components		1,343,816
Household Durables — 1.6%
Harman International Industries Inc.	7,540	541,523	(b)
Specialty Retail — 1.4%
Asbury Automotive Group Inc.	3,558	187,649	*
Group 1 Automotive Inc.	2,339	115,453
Tiffany & Co.	3,311	200,779
Total Specialty Retail		503,881
Total Consumer Discretionary		2,389,220
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Cheniere Energy Inc.	1,108	41,605	*
China Coal Energy Co., Class H Shares	154,566	80,877	*(a)
Cosan Ltd., Class A Shares	31,570	205,521
GasLog Ltd.	1,560	20,249
Hoegh LNG Holdings Ltd.	4,408	43,616	(a)
Yanzhou Coal Mining Co., Ltd., Class H Shares	329,884	213,616	(a)
Total Energy		605,484
Exchange-Traded Funds — 0.3%
iShares Currency Hedged MSCI Japan ETF	1,249	29,189
Nomura TOPIX ETF	5,860	74,248	(a)
Total Exchange-Traded Funds		103,437
Industrials — 6.9%
Aerospace & Defense — 1.7%
Spirit AeroSystems Holdings Inc., Class A Shares	4,981	214,183	*
Triumph Group Inc.	10,490	372,395	(b)
Total Aerospace & Defense		586,578
Airlines — 0.6%
Alaska Air Group Inc.	3,735	217,713
Commercial Services & Supplies — 0.5%
Mitie Group PLC	56,991	190,673	(a)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	3

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2016

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Construction & Engineering — 0.3%
Beijing Urban Construction Design & Development Group Co., Ltd., Class H Shares	174,031	$94,433	(a)(c)
Electrical Equipment — 0.1%
Philips Lighting NV	1,029	23,695	*(c)
Industrial Conglomerates — 0.2%
Beijing Enterprises Holdings Ltd.	13,297	75,910	(a)
Machinery — 2.3%
ITT Inc.	2,161	69,109
Kurita Water Industries Ltd.	8,400	186,893	(a)
Mueller Water Products Inc., Class A Shares	11,404	130,234
SKF AB, Class B Shares	13,186	210,548	(a)
Xylem Inc.	4,871	217,490
Total Machinery		814,274
Professional Services — 0.6%
Robert Half International Inc.	5,036	192,174
Transportation Infrastructure — 0.6%
OHL Mexico SAB de CV	182,110	223,123	*
Total Industrials		2,418,573
Information Technology — 3.0%
Electronic Equipment, Instruments & Components — 0.8%
Ingram Micro Inc., Class A Shares	7,199	250,381	(b)
Osaki Electric Co., Ltd.	5,336	40,970	(a)
Total Electronic Equipment, Instruments & Components		291,351
IT Services — 1.6%
Atos SE	3,880	324,091	(a)
ITOCHU Techno-Solutions Corp.	10,500	225,668	(a)
Total IT Services		549,759
Software — 0.2%
Silver Spring Networks Inc.	5,979	72,645	*
Technology Hardware, Storage & Peripherals — 0.4%
Hewlett Packard Enterprise Co.	8,060	147,256
Total Information Technology		1,061,011
Materials — 3.6%
Chemicals — 1.7%
Arkema SA	2,682	206,968	(a)
Eastman Chemical Co.	5,805	394,159	(b)
Total Chemicals		601,127
Containers & Packaging — 1.9%
Owens-Illinois Inc.	37,578	676,780	*(b)
Total Materials		1,277,907

See Notes to Consolidated Financial Statements.

4	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Utilities — 12.3%
Electric Utilities — 6.3%
Alliant Energy Corp.	2,058	$81,703
CLP Holdings Ltd.	10,098	103,369	(a)
Companhia Energetica de Minas Gerais, ADR	17,116	37,826
Companhia Paranaense de Energia-Copel, ADR	2,484	22,306
DONG Energy A/S	1,717	61,563	*(c)
Duke Energy Corp.	5,668	486,258
Edison International	1,065	82,719
Entergy Corp.	2,933	238,600
Exelon Corp.	4,433	161,184
Hawaiian Electric Industries Inc.	14,204	465,749
PG&E Corp.	4,390	280,609
Pinnacle West Capital Corp.	952	77,169
Tenaga Nasional Berhad	30,708	107,424	(a)
Total Electric Utilities		2,206,479
Gas Utilities — 0.5%
Spire Inc.	1,380	97,759
WGL Holdings Inc.	1,077	76,241
Total Gas Utilities		174,000
Independent Power and Renewable Electricity Producers — 1.7%
China Longyuan Power Group Corp., Ltd., Class H Shares	143,610	119,088	(a)
Dynegy Inc.	2,315	39,747	*
Huadian Fuxin Energy Corp. Ltd., Class H Shares	355,472	79,004	(a)
Huaneng Renewables Corp., Ltd., Class H Shares	289,144	96,537	(a)
NRG Yield Inc., Class C Shares	7,750	120,822
Pattern Energy Group Inc.	4,486	103,043
Talen Energy Corp.	3,683	49,905	*
Total Independent Power and Renewable Electricity Producers		608,146
Multi-Utilities — 3.2%
Ameren Corp.	3,810	204,140
Avangrid Inc.	4,153	191,287
Hera SpA	110,764	302,991	(a)
SCANA Corp.	3,286	248,619
Sempra Energy	1,531	174,565
Total Multi-Utilities		1,121,602
Water Utilities — 0.6%
Beijing Enterprises Water Group Ltd.	147,338	89,528	(a)
CT Environmental Group Ltd.	113,120	33,199	(a)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2016

EnTrustPermal Alternative Select VIT Portfolio

Security			Shares		Value
Water Utilities — continued
Guangdong Investment Ltd.			48,960		$75,169	(a)
Total Water Utilities					197,896
Total Utilities					4,308,123
Total Common Stocks (Cost — $12,051,111)					12,163,755

	Rate
Preferred Stocks — 0.9%
Consumer Discretionary — 0.9%
Auto Components — 0.9%
Schaeffler AG (Cost — $376,569)	1.625%		24,933		330,545	(a)

		Maturity Date	Face Amount
Sovereign Bonds — 4.9%
Canada — 2.0%
Canada Treasury Bills	0.483%	8/25/16	880,000	CAD	680,637	(e)
Germany — 1.2%
German Treasury Bills	-0.719%	8/10/16	386,000	EUR	428,657	(d) (e)
United Kingdom — 1.7%
United Kingdom Treasury Bills	0.391%	12/5/16	450,000	GBP	597,803	(e)
Total Sovereign Bonds (Cost — $1,747,133)					1,707,097

		Expiration Date	Contracts
Purchased Options — 0.0%
NASDAQ 100 Stock Index, Put @ $4,270.00 (Cost — $5,546)		7/1/16	2		46
Total Investments before Short-Term Investments (Cost — $14,180,359)					14,201,443

		Maturity Date	Face Amount
Short-Term Investments — 20.5%
U.S. Treasury Bills — 2.0%
U.S. Treasury Bills (Cost — $691,872)	0.160-0.370%	7/21/16	$692,000		691,872	(e)

			Shares
Money Market Funds — 18.5%
State Street Institutional Liquid Reserves Fund, Premier Class	0.479%		3,379,785		3,379,785

See Notes to Consolidated Financial Statements.

6	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

EnTrustPermal Alternative Select VIT Portfolio

Security	Rate	Shares	Value
Money Market Funds — continued
State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.163%	3,135,131	$3,135,131
Total Money Market Funds (Cost — $6,514,916)			6,514,916
Total Short-Term Investments (Cost — $7,206,788)			7,206,788
Total Investments — 60.9% (Cost — $21,387,147#)			21,408,231
Other Assets in Excess of Liabilities — 39.1%			13,768,737
Total Net Assets — 100.0%			$35,176,968

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (15.0)%
Energy — (0.4)%
Oil, Gas & Consumable Fuels — (0.4)%
Chevron Corp.	(220)	$(23,063)
Exxon Mobil Corp.	(240)	(22,497)
Kinder Morgan Inc.	(4,528)	(84,764)
Total Energy		(130,324)
Exchange-Traded Funds — (11.0)%
Guggenheim China Small Cap Index ETF	(872)	(19,341)
iShares Trust — iShares Russell 2000 Index Fund	(1,453)	(167,051)
iShares, Inc. — iShares MSCI Brazil Capped ETF	(5,502)	(165,775)
iShares, Inc. — iShares MSCI Mexico Capped ETF	(1,830)	(92,159)
Nomura TOPIX ETF	(37,300)	(472,604	) (a)
SPDR S&P 500 ETF Trust	(5,131)	(1,075,098)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2016

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Exchange-Traded Funds — continued
SPDR S&P Midcap 400 ETF Trust	(2,634)	$(717,449)
The Select Sector SPDR Trust — The Energy Select Sector SPDR Fund	(7,903)	(539,301)
Vanguard FTSE Europe ETF	(13,151)	(613,626)
Total Exchange-Traded Funds		(3,862,404)
Industrials — (0.3)%
Electrical Equipment — (0.3)%
Generac Holdings Inc.	(672)	(23,493	) *
Nordex SE	(492)	(13,889	) *(a)
Vestas Wind Systems A/S	(1,193)	(80,963	) (a)
Total Industrials		(118,345)
Information Technology — (0.3)%
Semiconductors & Semiconductor Equipment — (0.3)%
Canadian Solar Inc.	(1,624)	(24,555	) *
Daqo New Energy Corp., ADR	(805)	(18,169	) *
JA Solar Holdings Co., Ltd., ADR	(3,501)	(23,982	) *
Renewable Energy Corp. ASA	(4,592)	(821	) *(a)
SolarEdge Technologies Inc.	(1,170)	(22,932	) *
Trina Solar Ltd., ADR	(4,005)	(30,999	) *
Total Information Technology		(121,458)
Materials — (0.0)%
Chemicals — (0.0)%
Wacker Chemie AG	(188)	(16,424	) (a)
Utilities — (3.0)%
Electric Utilities — (0.9)%
CEZ AS	(1,854)	(31,668	) (a)
FirstEnergy Corp.	(2,410)	(84,133)
Fortum OYJ	(5,854)	(93,790	) (a)
Tokyo Electric Power Co. Holdings Inc.	(10,816)	(45,610	) *(a)
Xcel Energy Inc.	(1,274)	(57,050)
Total Electric Utilities		(312,251)
Gas Utilities — (0.1)%
Tokyo Gas Co., Ltd.	(8,690)	(35,674	) (a)
Independent Power and Renewable Electricity Producers — (0.2)%
Calpine Corp.	(5,380)	(79,355	) *
Multi-Utilities — (1.2)%
Consolidated Edison Inc.	(1,221)	(98,217)
E.ON SE	(9,708)	(97,125	) (a)
Public Service Enterprise Group Inc.	(1,331)	(62,038)

See Notes to Consolidated Financial Statements.

8	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

EnTrustPermal Alternative Select VIT Portfolio

Security	Shares	Value
Multi-Utilities — continued
RWE AG	(3,763)	$(59,464	) *(a)
WEC Energy Group Inc.	(1,432)	(93,510)
Total Multi-Utilities		(410,354)
Water Utilities — (0.6)%
American Water Works Co. Inc.	(1,431)	(120,934)
Aqua America Inc.	(2,350)	(83,801)
Total Water Utilities		(204,735)
Total Utilities		(1,042,369)
Total Securities Sold Short (Proceeds — $(5,167,154))		$(5,291,324)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	9

Consolidated statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments, at value (Cost — $21,387,147)	$21,408,231
Foreign currency, at value (Cost — $389,596)	392,120
Cash	12,083,790
Deposits with brokers for securities sold short	3,322,069
Deposits with brokers for open OTC swap contracts	1,685,000
Unrealized appreciation on forward foreign currency contracts	1,061,002
Foreign currency collateral for securities sold short, at value (Cost — $1,017,800)	1,060,614
Deposits with brokers for forward foreign currency contracts	865,000
Receivable for securities sold	814,880
Receivable for open OTC swap contracts	395,886
OTC swaps, at value	135,992
Receivable from broker — variation margin on open futures contracts	128,559
Deposits with brokers for open futures contracts	110,783
Dividends and interest receivable	29,631
Foreign currency collateral for open futures contracts, at value (Cost — $402)	403
Prepaid expenses	187
Total Assets	43,494,147

Liabilities:
Investments sold short, at value (proceeds received — $5,167,154)	5,291,324
Payable for securities purchased	1,279,057
Unrealized depreciation on forward foreign currency contracts	995,415
Payable for open OTC swap contracts	398,960
Foreign currency collateral due to brokers for open futures contracts, at value (Cost — $84,436)	83,415
OTC swaps, at value	73,706
Investment management fee payable	18,984
Dividends payable on securities sold short	10,677
Service and/or distribution fees payable	7,211
Swap dividend payable	3,372
Payable for Portfolio shares repurchased	2,004
Trustees’ fees payable	290
Accrued expenses	152,764
Total Liabilities	8,317,179
Total Net Assets	$35,176,968

See Notes to Consolidated Financial Statements.

10	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Net Assets:
Par value (Note 5)	$39
Paid-in capital in excess of par value	38,796,112
Overdistributed net investment income	(710,664)
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(3,106,755)
Net unrealized appreciation on investments, futures contracts, short sales, swap contracts and foreign currencies	198,236
Total Net Assets	$35,176,968

Shares Outstanding:
Class II	3,917,925

Net Asset Value:
Class II	$8.98

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	11

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Interest	$146,160
Dividends	112,077
Less: Foreign taxes withheld	(6,227)
Total Investment Income	252,010

Expenses:
Investment management fee (Note 2)	322,165
Custody fees	170,477
Dividend expense on securities sold short	56,244
Service and/or distribution fees (Note 2)	42,390
Compliance fees	33,814
Audit and tax fees	33,399
Legal fees	32,295
Interest expense on securities sold short	18,275
Commodity pool reports	16,199
Administration fees (Note 2)	15,260
Fund accounting fees	12,102
Shareholder reports	10,590
Trustees’ fees	1,190
Insurance	550
Transfer agent fees	501
Miscellaneous expenses	2,661
Total Expenses	768,112
Less: Fee waivers and/or expense reimbursements (Note 2)	(235,780)
Net Expenses	532,332
Net Investment Loss	(280,322)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,102,923)
Futures contracts	(165,936)
Written options	(104,029)
Securities sold short	(41,959)
Swap contracts	280,378
Foreign currency transactions	(66,755)
Net Realized Loss	(2,201,224)

See Notes to Consolidated Financial Statements.

12	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	911,604
Futures contracts	145,552
Written options	40,825
Securities sold short	(159,179)
Swap contracts	(42,775)
Foreign currencies	98,328
Change in Net Unrealized Appreciation (Depreciation)	994,355
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(1,206,869)
Decrease in Net Assets From Operations	$(1,487,191)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	13

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment loss	$(280,322)	$(458,143)
Net realized loss	(2,201,224)	(558,065)
Change in net unrealized appreciation (depreciation)	994,355	(694,771)
Decrease in Net Assets From Operations	(1,487,191)	(1,710,979)

Distributions to Shareholders From (Note 1):
Net investment income	(15,000)	(311,103)
Net realized gains	—	(329,804)
Decrease in Net Assets From Distributions to Shareholders	(15,000)	(640,907)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	3,356,216	12,147,741
Reinvestment of distributions	15,000	640,907
Cost of shares repurchased	(369,455)	(55,232)
Increase in Net Assets From Portfolio Share Transactions	3,001,761	12,733,416
Increase in Net Assets	1,499,570	10,381,530

Net Assets:
Beginning of period	33,677,398	23,295,868
End of period*	$35,176,968	$33,677,398
*Includes overdistributed net investment income of:	$(710,664)	$(415,342)

See Notes to Consolidated Financial Statements.

14	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Consolidated financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2016[2]		2015	2014[3]

Net asset value, beginning of period	$9.39		$10.03	$10.00

Income (loss) from operations:
Net investment loss	(0.07)		(0.16)	(0.03)
Net realized and unrealized gain (loss)	(0.34)		(0.28)	0.08
Total income (loss) from operations	(0.41)		(0.44)	0.05

Less distributions from:
Net investment income	(0.00)	[4]	(0.10)	(0.02)
Net realized gains	—		(0.10)	—
Total distributions	(0.00)		(0.20)	(0.02)

Net asset value, end of period	$8.98		$9.39	$10.03
Total return[5]	(4.33)%		(4.37)%	0.44%

Net assets, end of period (000s)	$35,177		$33,677	$23,296

Ratios to average net assets:
Gross expenses	4.53%[6]		5.16%	13.02%[6]
Net expenses[7,8]	3.14	[6]	2.91	2.85 [6]
Net investment loss	(1.65)	[6]	(1.57)	(1.26) [6]

Portfolio turnover rate[9]	188%		118%	32%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	For the period October 6, 2014 (inception date) to December 31, 2014.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class II shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 256% for the six months ended June 30, 2016, 207% for the year ended December 31, 2015 and 77% for the period ended December 31, 2014, respectively.

[10]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	15

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Permal Alternative Select VIT Portfolio (effective July 22, 2016, EnTrustPermal Alternative Select VIT Portfolio) (the “Portfolio”) is a separate non-diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Portfolio seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Portfolio’s manager, EnTrustPermal Management LLC (“EnTrustPermal”), through which the Portfolio will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. EnTrustPermal may also manage Portfolio assets directly.

The Portfolio’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Portfolio. The Portfolio intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Select VIT Portfolio Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Portfolio and the Subsidiary.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted

16	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	17

Notes to consolidated financial statements (unaudited) (cont’d)

available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,632,343	$756,877	—	$2,389,220
Energy	267,375	338,109	—	605,484
Exchange-traded funds	29,189	74,248	—	103,437
Industrials	1,660,116	758,457	—	2,418,573
Information technology	470,282	590,729	—	1,061,011
Materials	1,070,939	206,968	—	1,277,907
Utilities	3,301,814	1,006,309	—	4,308,123
Preferred stocks:
Consumer discretionary	—	330,545	—	330,545
Sovereign bonds	—	1,707,097	—	1,707,097
Purchased options	46	—	—	46
Total long-term investments	$8,432,104	$5,769,339	—	$14,201,443

18	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†:
U.S. treasury bills	—	$691,872	—	$691,872
Money market funds	$6,514,916	—	—	6,514,916
Total short-term investments	$6,514,916	$691,872	—	$7,206,788
Total investments	$14,947,020	$6,461,211	—	$21,408,231
Other financial instruments:
Futures contracts	$156,043	—	—	$156,043
Forward foreign currency contracts	—	$1,061,002	—	1,061,002
OTC total return swaps‡	—	135,992	—	135,992
Total other financial instruments	$156,043	$1,196,994	—	$1,353,037
Total	$15,103,063	$7,658,205	—	$22,761,268

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short:
Common stocks:
Energy	$130,324	—	—	$130,324
Exchange-traded funds	3,389,800	$472,604	—	3,862,404
Industrials	23,493	94,852	—	118,345
Information technology	120,637	821	—	121,458
Materials	—	16,424	—	16,424
Utilities	679,038	363,331	—	1,042,369
Futures contracts	27,582	—	—	27,582
Forward foreign currency contracts	—	995,415	—	995,415
OTC total return swaps‡	—	73,706	—	73,706
Total	$4,370,874	$2,017,153	—	$6,388,027

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

For the six months ended June 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2016, securities valued at $4,062,242 and securities sold short valued at $948,032 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

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Notes to consolidated financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that EnTrustPermal or a subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the

20	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Short sale transactions. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To

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Notes to consolidated financial statements (unaudited) (cont’d)

complete such a transaction, a Portfolio must borrow the security to deliver to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Portfolio for the short sale are retained by the broker as collateral until the Portfolio replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Portfolio must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps

22	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2016, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2016, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a

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Notes to consolidated financial statements (unaudited) (cont’d)

specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Consolidated Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no

24	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(j) Credit and market risk. The Portfolio invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager and subadvisers attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager and subadvisers. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events

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Notes to consolidated financial statements (unaudited) (cont’d)

of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2016, the Portfolio held forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $1,069,121. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of June 30, 2016, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,550,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income,

26	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(p) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

EnTrustPermal Management LLC (“EnTrustPermal”) is the Portfolio’s investment manager. Prior to May 20, 2016, Permal Asset Management LLC (“Permal”) was the Portfolio’s subadviser. Atlantic Investment Management, Inc., BH-DG Systematic Trading LLP (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor), Electron Capital Partners, LLC (effective April 19, 2016) and First Quadrant, L.P. (effective March 6, 2016) are the Portfolio’s subadvisers. Apex Capital, LLC, TT International and River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) no longer serve as subadvisers to the Portfolio effective February 29, 2016, June 5, 2016 and June 30, 2016, respectively. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Portfolio. EnTrustPermal is a subsidiary of Legg Mason, Inc. (“Legg Mason”) and LMPFA is a wholly-owned subsidiary of Legg Mason. Permal was a wholly-owned subsidiary of Legg Mason.

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Notes to consolidated financial statements (unaudited) (cont’d)

Under the management agreement, the Portfolio pays EnTrustPermal (Permal prior to May 20, 2016) an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Portfolio’s average daily net assets. The Portfolio pays LMPFA an administration fee at an annual rate of 0.09% of the Portfolio’s average daily net assets.

As a result of an expense limitation arrangement between the Portfolio and EnTrustPermal, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets of Class II shares did not exceed 2.70%. Total annual portfolio operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. This arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the six months ended June 30, 2016, fees waived and/or expenses reimbursed amounted to $235,780, which includes administrative fees waived in the amount of $15,260.

EnTrustPermal is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will EnTrustPermal recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor. The Portfolio has adopted a Rule 12b-1 shareholder service and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of June 30, 2016, Legg Mason and its affiliates owned 59% of the Portfolio.

28	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$23,864,952
Sales	23,885,519

*	Excluding securities sold short and covers on securities sold short in the amounts of $10,853,211 and $8,634,210, respectively.

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$588,983
Gross unrealized depreciation	(567,899)
Net unrealized appreciation	$21,084

During the six months ended June 30, 2016, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2015	695,405	$153,616
Options written	7,938,829	47,488
Options closed	(8,634,074)	(148,605)
Options exercised	(22)	(14,817)
Options expired	(138)	(37,682)
Written options, outstanding as of June 30, 2016	—	—

At June 30, 2016, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Bankers Acceptance	5	6/17	$959,296	$959,306	$10
3-Month Euribor	73	12/18	20,304,503	20,323,819	19,316
90-Day Eurodollar	36	12/18	8,890,463	8,908,200	17,737
90-Day Sterling	29	6/18	4,791,395	4,808,407	17,012
E-mini S&P 500 Index	4	9/16	401,163	418,040	16,877
FTSE 100 Index	1	9/16	78,464	85,499	7,035
Gold 100 Ounce	2	8/16	251,442	264,120	12,678
LME Copper	1	8/16	114,250	121,175	6,925
LME Copper	1	9/16	116,016	121,200	5,184
LME Price Aluminum	2	7/16	81,089	82,288	1,199
LME Price Aluminum	1	8/16	38,750	41,200	2,450
LME Price Aluminum	2	9/16	80,873	82,562	1,689
LME Zinc	1	9/16	51,875	52,656	781

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Notes to consolidated financial statements (unaudited) (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy: continued
Low Sulphur Gasoil	1	8/16	$43,654	$44,625	$971
MSCI Taiwan Index	1	7/16	31,733	31,750	17
Natural Gas	4	7/16	112,956	116,960	4,004
Silver	1	9/16	89,277	93,115	3,838
Soybean	1	11/16	55,615	57,663	2,048
Soybean Meal	1	12/16	37,390	40,100	2,710
Sugar No. 11	1	9/16	22,142	22,770	628
U.S. Treasury Long-Term Bonds	2	9/16	326,330	344,687	18,357
U.S. Treasury Ultra Long-Term Bonds	2	9/16	361,634	372,750	11,116
WTI Crude	1	7/16	48,932	48,330	(602)
					151,980
Contracts to Sell:
E-Mini NASDAQ 100 Index	1	9/16	87,620	88,140	(520)
E-mini Nikkei 225 Index	12	9/16	183,619	180,933	2,686
Euro Stoxx 50	1	9/16	29,951	31,683	(1,732)
LME Copper	1	8/16	113,959	121,175	(7,216)
LME Copper	1	9/16	114,275	121,200	(6,925)
LME Price Aluminum	2	7/16	79,134	82,287	(3,153)
LME Price Aluminum	1	8/16	38,974	41,200	(2,226)
LME Price Aluminum	2	9/16	79,309	82,563	(3,254)
LME Zinc	1	9/16	50,702	52,656	(1,954)
Wheat	1	9/16	23,050	22,275	775
					(23,519)
Net unrealized appreciation on open futures contracts					$128,461

At June 30, 2016, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,000	JPY	781,556	Deutsche Bank AG	7/8/16	$(112)
AUD	110,000	JPY	8,659,024	Deutsche Bank AG	7/8/16	(1,831)
AUD	120,000	JPY	9,064,836	Deutsche Bank AG	7/8/16	1,696
AUD	400,000	USD	298,025	Deutsche Bank AG	7/8/16	261
AUD	190,000	USD	141,308	Deutsche Bank AG	7/8/16	378
AUD	230,000	USD	172,203	Deutsche Bank AG	7/8/16	(689)
AUD	80,000	USD	59,699	Deutsche Bank AG	7/8/16	(42)
AUD	260,000	USD	196,110	Deutsche Bank AG	7/8/16	(2,224)
AUD	220,000	USD	163,116	Deutsche Bank AG	7/8/16	941
AUD	70,000	USD	52,004	Deutsche Bank AG	7/8/16	196
AUD	130,000	USD	96,503	Deutsche Bank AG	7/8/16	440
CAD	670,000	USD	522,214	Deutsche Bank AG	7/8/16	(3,611)
CAD	70,000	USD	54,614	Deutsche Bank AG	7/8/16	(432)

30	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	50,000	USD	39,125	Deutsche Bank AG	7/8/16	$(423)
CAD	50,000	USD	39,175	Deutsche Bank AG	7/8/16	(473)
CAD	10,000	USD	7,703	Deutsche Bank AG	7/8/16	37
EUR	310,000	USD	352,214	Deutsche Bank AG	7/8/16	(8,157)
EUR	540,000	USD	612,822	Deutsche Bank AG	7/8/16	(13,497)
EUR	390,000	USD	441,532	Deutsche Bank AG	7/8/16	(8,686)
EUR	280,000	USD	318,683	Deutsche Bank AG	7/8/16	(7,922)
GBP	210,000	USD	307,593	Deutsche Bank AG	7/8/16	(28,027)
GBP	60,000	USD	88,071	Deutsche Bank AG	7/8/16	(8,195)
GBP	40,000	USD	58,954	Deutsche Bank AG	7/8/16	(5,703)
GBP	40,000	USD	59,243	Deutsche Bank AG	7/8/16	(5,992)
JPY	35,829,046	AUD	460,000	Deutsche Bank AG	7/8/16	3,964
JPY	2,264,310	AUD	30,000	Deutsche Bank AG	7/8/16	(442)
JPY	756,759	AUD	10,000	Deutsche Bank AG	7/8/16	(128)
JPY	1,510,516	AUD	20,000	Deutsche Bank AG	7/8/16	(285)
JPY	215,600,000	USD	2,062,383	Deutsche Bank AG	7/8/16	25,632
JPY	5,460,000	USD	52,161	Deutsche Bank AG	7/8/16	717
JPY	9,550,000	USD	91,490	Deutsche Bank AG	7/8/16	998
JPY	6,490,000	USD	62,156	Deutsche Bank AG	7/8/16	697
JPY	5,930,000	USD	56,816	Deutsche Bank AG	7/8/16	614
JPY	7,710,000	USD	75,722	Deutsche Bank AG	7/8/16	(1,054)
JPY	5,430,000	USD	53,145	Deutsche Bank AG	7/8/16	(557)
JPY	2,230,000	USD	21,810	Deutsche Bank AG	7/8/16	(213)
JPY	5,670,000	USD	55,199	Deutsche Bank AG	7/8/16	(287)
MXN	90,000	USD	4,812	Deutsche Bank AG	7/8/16	110
MXN	3,020,000	USD	161,614	Deutsche Bank AG	7/8/16	3,524
MXN	70,000	USD	3,768	Deutsche Bank AG	7/8/16	59
MXN	550,000	USD	30,056	Deutsche Bank AG	7/8/16	19
MXN	400,000	USD	21,367	Deutsche Bank AG	7/8/16	505
MXN	100,000	USD	5,261	Deutsche Bank AG	7/8/16	207
MXN	40,000	USD	2,116	Deutsche Bank AG	7/8/16	71
MXN	170,000	USD	9,118	Deutsche Bank AG	7/8/16	178
MXN	170,000	USD	9,171	Deutsche Bank AG	7/8/16	125
NOK	100,000	USD	12,114	Deutsche Bank AG	7/8/16	(165)
NOK	560,000	USD	67,661	Deutsche Bank AG	7/8/16	(746)
NOK	160,000	USD	19,348	Deutsche Bank AG	7/8/16	(229)
NOK	200,000	USD	24,489	Deutsche Bank AG	7/8/16	(591)
NZD	710,000	USD	504,543	Deutsche Bank AG	7/8/16	2,321
NZD	10,000	USD	7,106	Deutsche Bank AG	7/8/16	33
NZD	50,000	USD	35,651	Deutsche Bank AG	7/8/16	44
NZD	40,000	USD	28,548	Deutsche Bank AG	7/8/16	8
NZD	20,000	USD	14,391	Deutsche Bank AG	7/8/16	(113)

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Notes to consolidated financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	160,000	USD	113,106	Deutsche Bank AG	7/8/16	$1,117
NZD	20,000	USD	14,139	Deutsche Bank AG	7/8/16	139
NZD	10,000	USD	7,091	Deutsche Bank AG	7/8/16	48
PLN	40,000	USD	10,307	Deutsche Bank AG	7/8/16	(169)
PLN	30,000	USD	7,740	Deutsche Bank AG	7/8/16	(137)
PLN	20,000	USD	5,203	Deutsche Bank AG	7/8/16	(134)
SEK	40,000	USD	4,805	Deutsche Bank AG	7/8/16	(77)
SEK	20,000	USD	2,407	Deutsche Bank AG	7/8/16	(42)
SEK	60,000	USD	7,291	Deutsche Bank AG	7/8/16	(199)
SEK	50,000	USD	6,064	Deutsche Bank AG	7/8/16	(153)
SEK	100,000	USD	12,238	Deutsche Bank AG	7/8/16	(418)
TRY	180,000	USD	61,695	Deutsche Bank AG	7/8/16	764
TRY	70,000	USD	24,016	Deutsche Bank AG	7/8/16	273
TRY	30,000	USD	10,271	Deutsche Bank AG	7/8/16	139
TRY	30,000	USD	10,317	Deutsche Bank AG	7/8/16	93
TRY	50,000	USD	17,337	Deutsche Bank AG	7/8/16	13
TRY	30,000	USD	10,333	Deutsche Bank AG	7/8/16	77
TRY	30,000	USD	10,354	Deutsche Bank AG	7/8/16	56
TRY	20,000	USD	6,919	Deutsche Bank AG	7/8/16	21
USD	465,046	AUD	630,000	Deutsche Bank AG	7/8/16	(4,754)
USD	274,043	AUD	370,000	Deutsche Bank AG	7/8/16	(1,871)
USD	96,025	AUD	130,000	Deutsche Bank AG	7/8/16	(918)
USD	185,101	CAD	240,000	Deutsche Bank AG	7/8/16	(667)
USD	84,287	CAD	110,000	Deutsche Bank AG	7/8/16	(857)
USD	38,337	CAD	50,000	Deutsche Bank AG	7/8/16	(365)
USD	15,378	CAD	20,000	Deutsche Bank AG	7/8/16	(102)
USD	461,523	EUR	410,000	Deutsche Bank AG	7/8/16	6,480
USD	1,309,203	EUR	1,180,000	Deutsche Bank AG	7/8/16	(433)
USD	286,263	EUR	260,000	Deutsche Bank AG	7/8/16	(2,301)
USD	143,865	EUR	130,000	Deutsche Bank AG	7/8/16	(417)
USD	22,235	EUR	20,000	Deutsche Bank AG	7/8/16	38
USD	88,816	EUR	80,000	Deutsche Bank AG	7/8/16	27
USD	438,069	GBP	300,000	Deutsche Bank AG	7/8/16	38,689
USD	110,372	GBP	80,000	Deutsche Bank AG	7/8/16	3,871
USD	66,129	GBP	50,000	Deutsche Bank AG	7/8/16	(434)
USD	53,551	GBP	40,000	Deutsche Bank AG	7/8/16	301
USD	40,511	GBP	30,000	Deutsche Bank AG	7/8/16	573
USD	40,266	GBP	30,000	Deutsche Bank AG	7/8/16	328
USD	898,412	JPY	91,860,000	Deutsche Bank AG	7/8/16	8,778
USD	161,398	MXN	3,020,000	Deutsche Bank AG	7/8/16	(3,741)
USD	161,398	MXN	3,020,000	Deutsche Bank AG	7/8/16	(3,741)
USD	8,406	NOK	70,000	Deutsche Bank AG	7/8/16	41

32	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	74,511	NOK	630,000	Deutsche Bank AG	7/8/16	$(769)
USD	18,690	NOK	160,000	Deutsche Bank AG	7/8/16	(429)
USD	12,982	NOK	110,000	Deutsche Bank AG	7/8/16	(162)
USD	2,383	NOK	20,000	Deutsche Bank AG	7/8/16	(6)
USD	197,565	NZD	280,000	Deutsche Bank AG	7/8/16	(2,325)
USD	56,628	NZD	80,000	Deutsche Bank AG	7/8/16	(484)
USD	12,870	PLN	50,000	Deutsche Bank AG	7/8/16	198
USD	2,549	PLN	10,000	Deutsche Bank AG	7/8/16	14
USD	12,531	PLN	50,000	Deutsche Bank AG	7/8/16	(141)
USD	4,950	PLN	20,000	Deutsche Bank AG	7/8/16	(119)
USD	2,500	PLN	10,000	Deutsche Bank AG	7/8/16	(35)
USD	2,511	PLN	10,000	Deutsche Bank AG	7/8/16	(24)
USD	29,518	SEK	250,000	Deutsche Bank AG	7/8/16	(34)
USD	12,918	SEK	110,000	Deutsche Bank AG	7/8/16	(85)
USD	10,549	SEK	90,000	Deutsche Bank AG	7/8/16	(89)
USD	5,890	SEK	50,000	Deutsche Bank AG	7/8/16	(20)
USD	5,886	SEK	50,000	Deutsche Bank AG	7/8/16	(24)
USD	54,563	TRY	160,000	Deutsche Bank AG	7/8/16	(956)
USD	20,403	TRY	60,000	Deutsche Bank AG	7/8/16	(417)
USD	2,667	ZAR	40,000	Deutsche Bank AG	7/8/16	(47)
USD	6,018	ZAR	90,000	Deutsche Bank AG	7/8/16	(89)
USD	11,071	ZAR	170,000	Deutsche Bank AG	7/8/16	(464)
USD	2,637	ZAR	40,000	Deutsche Bank AG	7/8/16	(77)
ZAR	150,000	USD	10,063	Deutsche Bank AG	7/8/16	116
ZAR	100,000	USD	6,745	Deutsche Bank AG	7/8/16	41
ZAR	110,000	USD	7,483	Deutsche Bank AG	7/8/16	(19)
ZAR	120,000	USD	8,284	Deutsche Bank AG	7/8/16	(141)
ZAR	30,000	USD	2,007	Deutsche Bank AG	7/8/16	29
ZAR	70,000	USD	4,755	Deutsche Bank AG	7/8/16	(5)
AUD	4,937,918	USD	3,539,376	Deutsche Bank AG	9/21/16	132,987
BRL	30,000	USD	8,293	Deutsche Bank AG	9/21/16	828
BRL	30,000	USD	8,380	Deutsche Bank AG	9/21/16	742
BRL	170,000	USD	47,557	Deutsche Bank AG	9/21/16	4,132
BRL	10,000	USD	2,815	Deutsche Bank AG	9/21/16	225
BRL	30,000	USD	8,486	Deutsche Bank AG	9/21/16	635
BRL	10,000	USD	2,875	Deutsche Bank AG	9/21/16	166
BRL	20,000	USD	5,760	Deutsche Bank AG	9/21/16	321
CAD	4,093,195	USD	3,148,953	Deutsche Bank AG	9/21/16	19,780
CAD	125,502	USD	95,757	Deutsche Bank AG	9/21/16	1,400
CAD	577,853	USD	447,424	Deutsche Bank AG	9/21/16	(81)
EUR	3,730,653	USD	4,174,668	Deutsche Bank AG	9/21/16	(22,853)
EUR	235,176	USD	263,047	Deutsche Bank AG	9/21/16	(1,322)

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Notes to consolidated financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	351,211	USD	396,472	Deutsche Bank AG	9/21/16	$(5,612)
EUR	1,014,298	USD	1,125,486	Deutsche Bank AG	9/21/16	3,318
EUR	758,823	USD	845,152	Deutsche Bank AG	9/21/16	(664)
GBP	1,582,522	USD	2,319,302	Deutsche Bank AG	9/21/16	(211,006)
GBP	124,963	USD	167,668	Deutsche Bank AG	9/21/16	(1,187)
GBP	232,250	USD	310,864	Deutsche Bank AG	9/21/16	(1,451)
INR	2,590,000	USD	38,139	Deutsche Bank AG	9/21/16	(277)
INR	8,870,000	USD	130,864	Deutsche Bank AG	9/21/16	(1,199)
INR	2,500,000	USD	36,881	Deutsche Bank AG	9/21/16	(335)
INR	2,100,000	USD	31,048	Deutsche Bank AG	9/21/16	(350)
INR	520,000	USD	7,665	Deutsche Bank AG	9/21/16	(64)
INR	1,130,000	USD	16,525	Deutsche Bank AG	9/21/16	(6)
INR	1,410,000	USD	20,605	Deutsche Bank AG	9/21/16	7
JPY	19,887,920	USD	180,207	Deutsche Bank AG	9/21/16	12,890
JPY	24,550,228	USD	231,035	Deutsche Bank AG	9/21/16	7,330
JPY	36,892,103	USD	346,577	Deutsche Bank AG	9/21/16	11,618
NOK	1,436,141	USD	172,456	Deutsche Bank AG	9/21/16	(875)
NOK	1,142,075	USD	138,247	Deutsche Bank AG	9/21/16	(1,799)
NOK	3,654,517	USD	439,102	Deutsche Bank AG	9/21/16	(2,482)
NOK	5,138,436	USD	603,567	Deutsche Bank AG	9/21/16	10,342
SEK	1,205,104	USD	145,466	Deutsche Bank AG	9/21/16	(2,548)
SEK	1,450,415	USD	178,566	Deutsche Bank AG	9/21/16	(6,555)
SEK	2,703,000	USD	329,072	Deutsche Bank AG	9/21/16	(8,512)
SEK	356,448	USD	43,071	Deutsche Bank AG	9/21/16	(799)
SEK	6,296,423	USD	742,072	Deutsche Bank AG	9/21/16	4,648
SGD	667,534	USD	496,886	Deutsche Bank AG	9/21/16	(1,752)
USD	373,336	AUD	507,278	Deutsche Bank AG	9/21/16	(3,930)
USD	592,170	AUD	809,644	Deutsche Bank AG	9/21/16	(9,967)
USD	707,985	AUD	959,033	Deutsche Bank AG	9/21/16	(5,254)
USD	5,618	BRL	20,000	Deutsche Bank AG	9/21/16	(463)
USD	2,786	BRL	10,000	Deutsche Bank AG	9/21/16	(254)
USD	12,027	BRL	40,000	Deutsche Bank AG	9/21/16	(135)
USD	6,083	BRL	20,000	Deutsche Bank AG	9/21/16	2
USD	786,633	CAD	1,010,510	Deutsche Bank AG	9/21/16	4,350
USD	360,208	CAD	468,978	Deutsche Bank AG	9/21/16	(2,849)
USD	138,777	CAD	179,938	Deutsche Bank AG	9/21/16	(521)
USD	806,615	EUR	707,766	Deutsche Bank AG	9/21/16	18,948
USD	1,162,023	EUR	1,021,266	Deutsche Bank AG	9/21/16	25,464
USD	1,215,472	EUR	1,080,425	Deutsche Bank AG	9/21/16	13,075
USD	448,421	EUR	403,968	Deutsche Bank AG	9/21/16	(1,151)
USD	75,130	GBP	52,000	Deutsche Bank AG	9/21/16	5,854
USD	23,654	INR	1,610,000	Deutsche Bank AG	9/21/16	119

34	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	55,374	INR	3,780,000	Deutsche Bank AG	9/21/16	$117
USD	21,250	INR	1,450,000	Deutsche Bank AG	9/21/16	53
USD	41,766	INR	2,860,000	Deutsche Bank AG	9/21/16	(42)
USD	18,076	INR	1,240,000	Deutsche Bank AG	9/21/16	(51)
USD	21,995	INR	1,510,000	Deutsche Bank AG	9/21/16	(78)
USD	65,978	INR	4,560,000	Deutsche Bank AG	9/21/16	(682)
USD	16,380	INR	1,130,000	Deutsche Bank AG	9/21/16	(139)
USD	9,578	INR	660,000	Deutsche Bank AG	9/21/16	(70)
USD	4,653	INR	320,000	Deutsche Bank AG	9/21/16	(25)
USD	454,713	JPY	49,817,028	Deutsche Bank AG	9/21/16	(28,973)
USD	530,491	JPY	54,012,778	Deutsche Bank AG	9/21/16	6,067
USD	120,258	JPY	12,259,941	Deutsche Bank AG	9/21/16	1,223
USD	110,766	JPY	11,354,835	Deutsche Bank AG	9/21/16	519
USD	366,093	NOK	3,040,034	Deutsche Bank AG	9/21/16	2,888
USD	89,265	NOK	739,568	Deutsche Bank AG	9/21/16	906
USD	62,751	NOK	534,120	Deutsche Bank AG	9/21/16	(1,063)
USD	151,343	NZD	225,959	Deutsche Bank AG	9/21/16	(9,360)
USD	844,623	NZD	1,270,418	Deutsche Bank AG	9/21/16	(58,901)
USD	826,345	NZD	1,173,946	Deutsche Bank AG	9/21/16	(8,568)
USD	477,043	NZD	676,895	Deutsche Bank AG	9/21/16	(4,366)
USD	504,639	NZD	713,406	Deutsche Bank AG	9/21/16	(2,737)
USD	125,781	SEK	1,041,730	Deutsche Bank AG	9/21/16	2,238
USD	179,186	SEK	1,450,553	Deutsche Bank AG	9/21/16	7,159
USD	479,092	SEK	4,061,878	Deutsche Bank AG	9/21/16	(2,624)
USD	12,000	SGD	16,605	Deutsche Bank AG	9/21/16	(317)
USD	268,834	SGD	363,650	Deutsche Bank AG	9/21/16	(898)
USD	180,154	SGD	243,255	Deutsche Bank AG	9/21/16	(277)
AUD	155,305	USD	115,542	Morgan Stanley Capital Services, LLC	9/21/16	(40)
AUD	77,277	USD	56,911	Morgan Stanley Capital Services, LLC	9/21/16	561
AUD	122,266	USD	90,905	Morgan Stanley Capital Services, LLC	9/21/16	25
CAD	175,480	USD	138,386	Morgan Stanley Capital Services, LLC	9/21/16	(2,539)
CAD	149,933	USD	117,576	Morgan Stanley Capital Services, LLC	9/21/16	(1,506)
CAD	304,719	USD	236,414	Morgan Stanley Capital Services, LLC	9/21/16	(517)
CAD	612,183	USD	469,486	Morgan Stanley Capital Services, LLC	9/21/16	4,433
CAD	1,030,997	USD	788,483	Morgan Stanley Capital Services, LLC	9/21/16	9,660
EUR	198,702	USD	222,799	Morgan Stanley Capital Services, LLC	9/21/16	(1,665)
EUR	569,894	USD	639,877	Morgan Stanley Capital Services, LLC	9/21/16	(5,647)
EUR	236,085	USD	268,867	Morgan Stanley Capital Services, LLC	9/21/16	(6,130)
EUR	379,151	USD	430,945	Morgan Stanley Capital Services, LLC	9/21/16	(8,991)
GBP	547,619	USD	806,603	Morgan Stanley Capital Services, LLC	9/21/16	(77,044)
GBP	150,186	USD	219,082	Morgan Stanley Capital Services, LLC	9/21/16	(18,998)
GBP	49,102	USD	69,705	Morgan Stanley Capital Services, LLC	9/21/16	(4,289)

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Notes to consolidated financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	617,903	USD	833,606	Morgan Stanley Capital Services, LLC	9/21/16	$(10,412)
GBP	648,164	USD	871,218	Morgan Stanley Capital Services, LLC	9/21/16	(7,709)
JPY	214,050,279	USD	1,959,567	Morgan Stanley Capital Services, LLC	9/21/16	118,701
JPY	33,856,585	USD	310,929	Morgan Stanley Capital Services, LLC	9/21/16	17,793
JPY	36,910,261	USD	348,913	Morgan Stanley Capital Services, LLC	9/21/16	9,458
JPY	11,363,505	USD	108,980	Morgan Stanley Capital Services, LLC	9/21/16	1,351
NOK	1,391,356	USD	170,349	Morgan Stanley Capital Services, LLC	9/21/16	(4,118)
NOK	1,646,657	USD	199,586	Morgan Stanley Capital Services, LLC	9/21/16	(2,853)
NOK	739,458	USD	88,801	Morgan Stanley Capital Services, LLC	9/21/16	(455)
NZD	1,001,473	USD	669,975	Morgan Stanley Capital Services, LLC	9/21/16	42,275
NZD	373,384	USD	257,145	Morgan Stanley Capital Services, LLC	9/21/16	8,407
NZD	205,136	USD	145,635	Morgan Stanley Capital Services, LLC	9/21/16	258
NZD	565,746	USD	396,063	Morgan Stanley Capital Services, LLC	9/21/16	6,297
NZD	261,615	USD	183,977	Morgan Stanley Capital Services, LLC	9/21/16	2,084
NZD	310,286	USD	219,721	Morgan Stanley Capital Services, LLC	9/21/16	955
SEK	6,193,822	USD	749,937	Morgan Stanley Capital Services, LLC	9/21/16	(15,385)
SEK	1,895,083	USD	229,000	Morgan Stanley Capital Services, LLC	9/21/16	(4,253)
SEK	876,312	USD	103,238	Morgan Stanley Capital Services, LLC	9/21/16	688
SGD	354,962	USD	261,617	Morgan Stanley Capital Services, LLC	9/21/16	1,671
SGD	120,431	USD	88,477	Morgan Stanley Capital Services, LLC	9/21/16	851
SGD	106,374	USD	78,343	Morgan Stanley Capital Services, LLC	9/21/16	558
USD	322,722	AUD	449,981	Morgan Stanley Capital Services, LLC	9/21/16	(11,932)
USD	1,681,712	AUD	2,345,899	Morgan Stanley Capital Services, LLC	9/21/16	(62,949)
USD	208,800	AUD	292,491	Morgan Stanley Capital Services, LLC	9/21/16	(8,727)
USD	833,794	AUD	1,151,471	Morgan Stanley Capital Services, LLC	9/21/16	(22,563)
USD	121,591	AUD	168,619	Morgan Stanley Capital Services, LLC	9/21/16	(3,813)
USD	530,569	AUD	712,833	Morgan Stanley Capital Services, LLC	9/21/16	430
USD	271,637	AUD	368,902	Morgan Stanley Capital Services, LLC	9/21/16	(2,718)
USD	1,064,824	AUD	1,442,909	Morgan Stanley Capital Services, LLC	9/21/16	(8,277)
USD	100,666	AUD	136,350	Morgan Stanley Capital Services, LLC	9/21/16	(738)
USD	325,603	AUD	439,270	Morgan Stanley Capital Services, LLC	9/21/16	(1,085)
USD	3,051,158	CAD	3,965,529	Morgan Stanley Capital Services, LLC	9/21/16	(18,743)
USD	207,716	CAD	268,734	Morgan Stanley Capital Services, LLC	9/21/16	(324)
USD	250,260	CAD	327,097	Morgan Stanley Capital Services, LLC	9/21/16	(2,961)
USD	100,004	CAD	131,000	Morgan Stanley Capital Services, LLC	9/21/16	(1,409)
USD	249,897	CAD	323,309	Morgan Stanley Capital Services, LLC	9/21/16	(392)
USD	592,888	CAD	758,536	Morgan Stanley Capital Services, LLC	9/21/16	5,670
USD	203,075	CAD	260,624	Morgan Stanley Capital Services, LLC	9/21/16	1,314
USD	1,326,277	EUR	1,183,399	Morgan Stanley Capital Services, LLC	9/21/16	9,281
USD	50,407	EUR	45,000	Morgan Stanley Capital Services, LLC	9/21/16	327
USD	425,415	EUR	383,886	Morgan Stanley Capital Services, LLC	9/21/16	(1,808)
USD	4,044,394	GBP	2,791,451	Morgan Stanley Capital Services, LLC	9/21/16	325,517

36	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	146,170	GBP	101,101	Morgan Stanley Capital Services, LLC	9/21/16	$11,480
USD	48,945	GBP	33,392	Morgan Stanley Capital Services, LLC	9/21/16	4,459
USD	245,228	JPY	27,194,641	Morgan Stanley Capital Services, LLC	9/21/16	(18,812)
USD	150,192	JPY	16,279,472	Morgan Stanley Capital Services, LLC	9/21/16	(7,870)
USD	273,577	JPY	29,246,055	Morgan Stanley Capital Services, LLC	9/21/16	(10,380)
USD	223,641	JPY	22,655,180	Morgan Stanley Capital Services, LLC	9/21/16	3,676
USD	403,263	NOK	3,360,109	Morgan Stanley Capital Services, LLC	9/21/16	1,818
USD	341,868	NOK	2,896,849	Morgan Stanley Capital Services, LLC	9/21/16	(4,230)
USD	501,631	NOK	4,202,775	Morgan Stanley Capital Services, LLC	9/21/16	(491)
USD	255,924	NZD	379,518	Morgan Stanley Capital Services, LLC	9/21/16	(13,990)
USD	99,116	NZD	146,414	Morgan Stanley Capital Services, LLC	9/21/16	(5,014)
USD	428,258	NZD	610,959	Morgan Stanley Capital Services, LLC	9/21/16	(6,257)
USD	197,761	SEK	1,631,605	Morgan Stanley Capital Services, LLC	9/21/16	4,262
USD	2,600,736	SEK	21,571,972	Morgan Stanley Capital Services, LLC	9/21/16	42,422
USD	393,852	SEK	3,194,693	Morgan Stanley Capital Services, LLC	9/21/16	14,979
USD	90,169	SEK	739,419	Morgan Stanley Capital Services, LLC	9/21/16	2,478
USD	192,760	SEK	1,632,901	Morgan Stanley Capital Services, LLC	9/21/16	(893)
USD	159,461	SGD	219,953	Morgan Stanley Capital Services, LLC	9/21/16	(3,686)
USD	1,329,923	SGD	1,832,501	Morgan Stanley Capital Services, LLC	9/21/16	(29,309)
USD	239,673	SGD	331,092	Morgan Stanley Capital Services, LLC	9/21/16	(5,910)
USD	355,659	SGD	490,071	Morgan Stanley Capital Services, LLC	9/21/16	(7,845)
USD	215,577	SGD	297,162	Morgan Stanley Capital Services, LLC	9/21/16	(4,839)
USD	292,220	SGD	398,582	Morgan Stanley Capital Services, LLC	9/21/16	(3,423)
USD	200,809	SGD	273,060	Morgan Stanley Capital Services, LLC	9/21/16	(1,730)
USD	485,795	SGD	659,152	Morgan Stanley Capital Services, LLC	9/21/16	(3,122)
USD	278,871	SGD	375,332	Morgan Stanley Capital Services, LLC	9/21/16	473
USD	415,171	SGD	561,729	Morgan Stanley Capital Services, LLC	9/21/16	(1,483)
Total						$65,587

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

At June 30, 2016, the Portfolio had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Received by the Portfolio	Periodic Payments Made by the Portfolio	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	39,905	EUR	4/21/17	ESTX 50 Price Index†	1-Month LIBOR plus 110 basis points	—	$223
Deutsche Bank AG	429,341	HKD	4/21/17	Huaneng Power International Inc.†	1-Month LIBOR plus 55 basis points	—	10,161
Deutsche Bank AG	519,318	HKD	4/21/17	CGN Power Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	9,594
Deutsche Bank AG	51,751	GBP	4/21/17	1-Month LIBOR plus 45 basis points	Pennon Group PLC†	—	7,685
Deutsche Bank AG	49,776	GBP	4/21/17	1-Month LIBOR plus 45 basis points	Centrica PLC†	—	7,209
Deutsche Bank AG	50,930	GBP	4/21/17	1-Month LIBOR plus 45 basis points	United Utilities Group PLC†	—	6,617
Deutsche Bank AG	51,316	GBP	4/21/17	1-Month LIBOR plus 45 basis points	Severn Trent PLC†	—	5,821
Deutsche Bank AG	92,683	EUR	4/21/17	CAC 40 Index†	1-Month LIBOR plus 110 basis points	—	4,102
Deutsche Bank AG	13,501	EUR	4/21/17	CAC 40 Index†	1-Month LIBOR plus 110 basis points	—	875
Deutsche Bank AG	184,230	HKD	4/21/17	Shanghai Electric Group Co., Ltd.†	1-Month LIBOR plus 372 basis points	—	603
Deutsche Bank AG	87,227	EUR	4/21/17	Stoxx Europe 600 Utilities†	1-Month LIBOR plus 110 basis points	—	(1,030)
Deutsche Bank AG	271,658	HKD	4/21/17	HK Electric Investments and HK Electric Investments Ltd.†	1-Month LIBOR plus 55 basis points	—	(1,578)
Deutsche Bank AG	43,053	GBP	4/21/17	Drax Group PLC†	1-Month LIBOR plus 50 basis points	—	(1,950)
Deutsche Bank AG	934,292	HKD	4/21/17	China Shenhua Energy Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	(17,318)
Deutsche Bank AG	103,556	EUR	4/21/17	ESTX 50 Price Index†	1-Month LIBOR plus 110 basis points	—	(2,709)
Deutsche Bank AG	25,098	GBP	4/21/17	National Grid PLC†	1-Month LIBOR plus 50 basis points	—	3,065
Deutsche Bank AG	185,330	HKD	4/21/17	Huadian Power International Corp., Ltd.†	1-Month LIBOR plus 55 basis points	—	1,874
Deutsche Bank AG	129,799	HKD	4/21/17	China Resources Power Holdings Co., Ltd.†	1-Month LIBOR plus 55 basis points	—	1,531
Deutsche Bank AG	231,994	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Engie†	—	22,245
Deutsche Bank AG	161,573	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Gamesa Corporacion Tecnologica SA†	—	3,927
Deutsche Bank AG	48,403	EUR	4/28/17	Energias de Portugal SA†	1-Month LIBOR plus 50 basis points	—	3,132

38	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Received by the Portfolio	Periodic Payments Made by the Portfolio	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	20,238	EUR	4/28/17	Abertis Infraestructuras SA†	1-Month LIBOR plus 50 basis points	—	$486
Deutsche Bank AG	67,312	EUR	4/28/17	Iberdrola SA†	1-Month LIBOR plus 50 basis points	—	158
Deutsche Bank AG	45,667	EUR	4/28/17	Endesa SA†	1-Month LIBOR plus 50 basis points	—	36
Deutsche Bank AG	216,979	EUR	4/28/17	1-Month LIBOR plus 45 basis points	EDP Renovaveis SA†	—	(142)
Deutsche Bank AG	87,833	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Aena SA†	—	(1,282)
Deutsche Bank AG	12,569	EUR	4/28/17	1-Month LIBOR plus 90 basis points	Public Power Corp.†	—	(2,972)
Deutsche Bank AG	155,587	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Veolia Environnement SA†	—	(3,741)
Deutsche Bank AG	82,815	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Ferrovial SA†	—	(4,623)
Deutsche Bank AG	44,414	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Suez Environnement Co.†	—	(4,772)
Deutsche Bank AG	93,075	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Philips Lighting NV†	—	(5,838)
Deutsche Bank AG	106,809	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Electricite de France†	—	(7,176)
Deutsche Bank AG	174,933	EUR	4/28/17	1-Month LIBOR plus 45 basis points	Groupe Eurotunnel SE†	—	(18,575)
Deutsche Bank AG	28,671		5/1/17	S-Oil Corp.†	1-Month LIBOR plus 60 basis points	—	3,961
Deutsche Bank AG	852,673	MXN	7/3/17	28 day TIIE plus 70 basis points	OHL Mexico SAB de CV†	—	107
Deutsche Bank AG	269,795	MXN	7/3/17	28 day TIIE plus 70 basis points	OHL Mexico SAB de CV†	—	511
Deutsche Bank AG	52,992		4/24/18	1-Month LIBOR plus 50 basis points	CCR SA†	—	10,368
Deutsche Bank AG	36,217		4/24/18	1-Month LIBOR plus 50 basis points	Cia de Saneamento Basico do Estado de Sau Paulo†	—	7,199
Deutsche Bank AG	37,035		4/24/18	1-Month LIBOR plus 50 basis points	Equatorial Energia SA†	—	6,098
Deutsche Bank AG	38,864		4/24/18	1-Month LIBOR plus 50 basis points	Companhia de Transmissao de Energia Eletrica Paulista†	—	5,166
Deutsche Bank AG	18,051		4/24/18	1-Month LIBOR plus 50 basis points	Ecorodovias Infraestrutura e Logistica SA†	—	4,398
Deutsche Bank AG	25,911		4/24/18	1-Month LIBOR plus 50 basis points	CPFL Energia SA†	—	4,279

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*	Termination Date	Periodic Payments Received by the Portfolio	Periodic Payments Made by the Portfolio	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	27,361	4/24/18	1-Month LIBOR plus 50 basis points	Companhia Paranaense de Energia-Copel†	—	$3,348
Deutsche Bank AG	28,783	4/24/18	1-Month LIBOR plus 50 basis points	AES Tiete Energia SA†	—	1,213
Total					—	$62,286

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Periodic payments made/received by the Portfolio are based on the total return of the referenced entity.

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
TIIE	— Interbank Equilibrium Interest Rate

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options[2]	—	—	$46	—	$46
Futures contracts[3]	$83,548	—	26,615	$45,880	156,043
OTC swap contracts[4]	—	—	135,992	—	135,992
Forward foreign currency contracts	—	$1,061,002	—	—	1,061,002
Total	$83,548	$1,061,002	$162,653	$45,880	$1,353,083

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[3]	—	$2,252	$25,330	$27,582
OTC swap contracts[4]	—	73,706	—	73,706
Forward foreign currency contracts	$995,415	—	—	995,415
Total	$995,415	$75,958	$25,330	$1,096,703

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

40	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Consolidated Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	$(47,040)	—	$31,991	—	$(15,049)
Written options	—	(51,410)	—	(52,619)	—	(104,029)
Futures contracts	$134,568	—	—	(262,200)	$(38,304)	(165,936)
Swap contracts	—	—	$171	280,207	—	280,378
Forward foreign currency contracts[2]	—	(59,855)	—	—	—	(59,855)
Total	$134,568	$(158,305)	$171	$(2,621)	$(38,304)	$(64,491)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	$26,987	—	$(106,154)	—	$(79,167)
Written options	—	$(1,504)	—	42,329	—	40,825
Futures contracts	$78,679	—	—	49,728	$17,145	145,552
Swap contracts	—	—	(130)	(42,645)	—	(42,775)
Forward foreign currency contracts[2]	—	56,077	—	—	—	56,077
Total	$78,679	$81,560	$(130)	$(56,742)	$17,145	$120,512

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the six months ended June 30, 2016, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$53,231
Written options†	43,138
Futures contracts (to buy)	30,804,909
Futures contracts (to sell)	2,502,230
Forward foreign currency contracts (to buy)	31,849,078
Forward foreign currency contracts (to sell)	34,537,220

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	41

Notes to consolidated financial statements (unaudited) (cont’d)

Average Notional Balance
Credit default swap contracts (to sell protection)†	$4,286
Total return swap contracts	1,702,517

†	At June 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at June 30, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$46	—	$46
Futures contracts[3]	128,559	—	128,559
OTC swap contracts	135,992	—	135,992
Forward foreign currency contracts	1,061,002	—	1,061,002
Total	$1,325,599	—	$1,325,599

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at June 30, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
OTC swap contracts	$73,706	$(73,706)	—
Forward foreign currency contracts	995,415	(545,141)	$450,274
Total	$1,069,121	$(618,847)	$450,274

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Shares of beneficial interest

At June 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

42	EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Class II
Shares sold	371,291	1,203,594
Shares issued on reinvestment	1,643	65,438
Shares repurchased	(40,763)	(5,481)
Net increase	332,171	1,263,551

6. Deferred capital losses

As of December 31, 2015, the Portfolio had deferred capital losses of $757,719, which have no expiration date, that will be available to offset future taxable capital gains.

EnTrustPermal Alternative Select VIT Portfolio 2016 Semi-Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees held in March 2016 (the “March Board Meeting”), the Board approved the Investment Management Agreement of EnTrustPermal Alternative Select VIT Portfolio (the “Fund”), pursuant to which EnTrustPermal Management LLC (“EnTrustPermal” or the “Manager”) serves as “manager of managers” for the Fund (the “EnTrustPermal Management Agreement”), and the separate Sub-Advisory Agreements between EnTrustPermal and Atlantic Investment Management, Inc., Electron Capital Partners, LLC, First Quadrant, L.P., River Canyon Fund Management LLC and TT International, and the Trading Agreement between the Manager and BH-DG Systematic Trading LLP (collectively with Atlantic Investment Management, Inc., Electron Capital Partners, LLC, First Quadrant, L.P., River Canyon Fund Management LLC and TT International, the “Sub-Advisers”), pursuant to which each Sub-Adviser provides day-to-day management of a percentage of the Fund’s portfolio allocated to it by the Manager. (The Sub-Advisory Agreements and Trading Agreement are collectively referred to as the “Sub-Advisory Agreements” and, together with the EnTrustPermal Management Agreement, as the “New Agreements.”) The Manager is a subsidiary of Legg Mason, Inc. (“Legg Mason”). Shareholders of the Fund approved the EnTrustPermal Management Agreement at a special meeting of shareholders on May 20, 2016.

The New Agreements replace the Investment Management Agreement of the Fund and Permal Asset Management LLC (“Permal” or the “Manager”), pursuant to which Permal served as “manager of managers” for the Fund (the “Permal Management Agreement”), and the separate Sub-Advisory Agreements between Permal and the Sub-Advisers, pursuant to which each Sub-Adviser provided day-to-day management of a percentage of the Fund’s portfolio allocated to it by the Manager (collectively with the Permal Management Agreement, the “Prior Agreements” and together with the New Agreements, the “Agreements”), which the Board approved at meetings held prior to the March Board Meeting (the “Prior Board Meeting”). At the Prior Board Meeting, the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from Permal and the Sub-Advisers they deemed reasonably necessary for their review of the Prior Agreements and the performance and services provided by Permal and the Sub-Advisers. Included was information about Permal, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory, administration and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed, except in connection with the subsequent meeting held to approve the Sub-Advisory Agreement between Permal and Electron Capital Partners, LLC, by a special committee of the Independent Trustees and then by the full Board. The Prior Agreements terminated as a result of a “change in control” in the ultimate ownership of Permal, then a subsidiary of Legg Mason, when Legg Mason acquired a majority ownership interest in EnTrust Capital (“EnTrust”) and combined EnTrust with Permal (the “Combination”).

44	EnTrustPermal Alternative Select VIT Portfolio

At the March Board Meeting, management represented to the Independent Trustees that there were no material changes to the information presented at the Prior Board Meeting relevant to the Board’s consideration of the New Agreements, other than the information about EnTrustPermal and the Combination. Based on management’s representation that the Combination was not expected to have a material impact on the nature, extent or quality of the investment management services that Permal provided to the Fund, that the Permal personnel who were principally responsible for managing the Fund’s investment portfolio would continue to serve in their respective capacities following the Combination and that the terms of each New Agreement were substantially similar in material respects to the respective Prior Agreement, the Board considered information presented to them as part of the annual agreement review process at the Prior Board Meeting, as well as information about EnTrust, EnTrustPermal and the Combination received at the March Board Meeting. In connection with the March Board Meeting, the Independent Trustees requested, and Permal and EnTrust provided, materials relating to the Combination, EnTrust and EnTrustPermal in connection with the Board’s consideration of whether to approve the New Agreements. This information included a description of the Combination and its anticipated effects on EnTrust and Permal as well as information regarding EnTrust and its business activities, personnel and affiliates. The Board noted that the terms of the EnTrustPermal Management Agreement were not materially different from the terms of the Permal Management Agreement, except with respect to the names of the parties and the effective dates, and that there were no long-term or short-term plans to make changes to the management or investment policies, strategies or objectives of the Fund as a result of the Combination. Management also represented that under the EnTrustPermal Management Agreement there would be no diminution in services provided by the Manager or changes in the fees payable by the Fund as a result of the Combination. The Board also considered the substance of discussions with representatives of Permal at the Prior Board Meeting and representatives of Permal and EnTrust at the March Board Meeting. The Independent Trustees were separately represented by counsel that is independent of Permal and EnTrust in connection with their consideration of approval of the EnTrustPermal Management Agreement.

In voting to approve the Agreements, the Board considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Investment Management Agreement and Sub-Advisory Agreements, respectively, since the Fund commenced operations. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-Advisers for Board approval and the Manager’s supervisory activities over the Sub-Advisers. In addition, the

EnTrustPermal Alternative Select VIT Portfolio	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of another fund in the Legg Mason fund complex. The Independent Trustees considered each Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons who would serve as the portfolio managers for the segment of the Fund’s assets to be managed by the respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Independent Trustees specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser would complement each of the other Sub-Advisers. The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided or expected to be provided to the Fund by each Sub-Adviser. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, and those of each Sub-Adviser.

The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of Legg Mason, the Manager and the Manager’s affiliates, the financial resources available to the Manager.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager and its affiliates. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

At the March Board Meeting, the Board received and considered information confirming that the nature, extent and quality of services to be provided to the Fund by EnTrustPermal under the EnTrustPermal Management Agreement would not change as a result of the Combination. The Trustees then discussed with management the portfolio management strategies of the Fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objectives of the Fund as a result of the Combination. The Trustees noted that EnTrustPermal was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. At the March Board Meeting, the Board considered the fact that EnTrust does not currently provide investment advisory services to registered investment companies, but noted that the Permal personnel who have been principally responsible for managing the Fund’s investment portfolio and overseeing

46	EnTrustPermal Alternative Select VIT Portfolio

compliance matters would continue to serve in their respective capacities following the Combination. The Board also considered, based on its knowledge of Legg Mason and EnTrust, the financial resources that will be available to EnTrustPermal.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided and expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Fund commenced operations in October 2014, it had less than one year of performance data available during the review period at the Prior Board Meeting, and, consequently, Lipper, Inc. (“Lipper”), an independent provider of investment company data, did not provide the Board with performance information for the Fund and similar mutual funds. The Board, however, reviewed performance information provided by the Manager for the six-month period ended June 30, 2015, which showed that the Fund’s performance was better than the performance of its benchmark index for the period. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, the respective portfolio managers’ experience, and the Manager’s experience and reputation in selecting, evaluating, and overseeing investment managers. Based on these factors and noting the limited period of performance data available, the Board determined to approve the Prior Agreements. The Board also determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

At the March Board Meeting, the Board received and reviewed performance information for the Fund and for all alternative other funds underlying variable insurance products (the “Performance Universe”) selected by Lipper and provided by the Manager for the one-year period ended December 31, 2015. The Fund performed below the average performance of the funds in the Performance Universe for the period. Representatives of Permal and EnTrust informed the Trustees that the investment strategies to be employed by EnTrustPermal and the Sub-Advisers in the management of the Fund’s assets were expected to remain the same after the Combination. The Trustees considered the fact that the persons responsible for portfolio management of the Fund under EnTrustPermal also were anticipated to remain the same. Based on these factors and noting that the Fund had commenced operations in October 2014, the Board determined to approve the New Agreements. The Board also determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance after the Combination and report to the full Board during periods between Board meetings.

EnTrustPermal Alternative Select VIT Portfolio	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

At the Prior Board Meeting, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided and expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also noted that the Manager and its affiliates provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, at the Prior Board Meeting, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio for the six-month period ended June 30, 2015 with those of a group of five alternative other funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all alternative other funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and was lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

At the March Board Meeting, the Board noted that the Contractual Management Fee and the services provided to the Fund will remain the same under the EnTrustPermal Management Agreement. The Trustees also noted that EnTrustPermal had committed to continue Permal’s current fee waiver and/or expense reimbursement arrangement with the Fund, which cannot be terminated prior to December 31, 2017 without the Board’s consent, and that the terms of the current fee waiver and expense reimbursement arrangement would not change as a result of the Combination.

48	EnTrustPermal Alternative Select VIT Portfolio

Manager profitability

At the Prior Board Meeting, the Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

At the March Board Meeting, management noted that no material impact to the Manager’s profitability with respect to the Fund is expected as a result of the Combination. Therefore, the Board determined that EnTrustPermal’s expected profitability should not be excessive in light of the nature, extent and quality of the services expected to be provided to the Fund after the Combination.

Economies of scale

At the Prior Board Meeting, the Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services provided to the Fund under the Prior Agreements.

At the March Board Meeting, the Board determined that since the management fee and services provided to the Fund would not change as a result of the Combination, the management fee under the EnTrustPermal Management Agreement would be reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services expected to be provided to the Fund under the New Agreements.

Other benefits to the manager and sub-advisers

At the Prior Board Meeting, the Board considered other benefits received by the Manager and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. In light

EnTrustPermal Alternative Select VIT Portfolio	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

of the costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, any other ancillary benefits that the Manager and its affiliates received were considered reasonable. The Trustees noted that the Sub-Advisers may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Trustees acknowledged that the Sub-Advisers were required to select brokers who met the Fund’s requirements for seeking best execution, and that the Fund’s administrator monitored and evaluated trade execution with respect to Fund brokerage transactions and would provide reports to the Board on these matters at least annually and more frequently as requested by the Board. The Trustees concluded that the benefits that the Sub-Advisers may receive by virtue of their relationship with the Fund also appeared to be reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Permal Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board at the Prior Board Meeting was identified by the Board as the principal factor in determining whether to approve the Prior Agreements.

At the March Board Meeting, the Board considered the benefits to be received by Legg Mason, Permal, EnTrust and EnTrustPermal as a result of the Combination, as well as the benefits to be received by EnTrustPermal as a result of the relationship with the Fund, and determined that any such ancillary benefits were reasonable. Based on their discussions and considerations, including those described above, the Trustees approved the New Agreements. No single factor reviewed by the Board at the March Board Meeting was identified by the Board as the principal factor in determining whether to approve the New Agreements.

50	EnTrustPermal Alternative Select VIT Portfolio

Additional shareholder information (unaudited)

Results of a special meeting of shareholders

On May 20, 2016, a Special Meeting of Shareholders was held to approve the new management agreement between the Trust, on behalf of the Portfolio, and EnTrustPermal. The following table provides the information concerning the matter voted on at the Special Meeting of Shareholders.

% of Dollar Value Outstanding For	% of Dollar Value Outstanding Against	% of Dollar Value Abstaining	Broker Non-Votes
81.642%	7.018%	11.340%	0

EnTrustPermal Alternative Select VIT Portfolio	51

EnTrustPermal

Alternative Select VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

EnTrustPermal Management LLC

Subadvisers

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

Electron Capital Partners, LLC

First Quadrant, L.P.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

EnTrustPermal Alternative Select VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Equity Variable Trust, a Maryland statutory trust.

EnTrustPermal Alternative Select VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926. (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Select VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML179487 8/16 SR16-2841

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016